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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-____) pertaining to the 2000 Employee Stock Option Plan of American Capital Strategies, Ltd. of our report dated February 5, 2001, with respect to the financial statements of American Capital Strategies, Ltd. included in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

May 8, 2001                                         /s/ ERNST & YOUNG LLP